EXHIBIT 99.1

grant thornton llp 4695 MacArthur Court, Suite 1600 Newport Beach, CA 92660 D +1 949 553 1600 F +1 949 553 0168

report of independent certified public accountantS

Board of Directors and Management of Xcaliber International Ltd., L.L.C., Secured Rights To Cash Collateral LLC and Guggenheim Securities, LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Xcaliber International Ltd., L.L.C.’s (the “Company”) escrow deposits and escrow portfolio as of May 23, 2022 (the “Subject Matter”) solely for the purpose of assisting the Company in connection with a proposed offering of certain classes of notes (the “Securitization Transaction”) to be issued by Secured Rights To Cash Collateral LLC (the “Issuer”). The Company is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Guggenheim Securities, LLC have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the escrow deposits and escrow portfolio and our findings are as follows. For the purposes of our procedures, we were instructed by the Company that differences of less than or equal to $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement. For the purposes of our procedures above, we were instructed by the Company that any differences in the State Characteristic that are as a result of abbreviations or punctuation were deemed to be in Agreement. For the purposes of our procedures above, we were instructed by the Company that any differences of less than or equal to 10 days for any date related characteristic were deemed to be in Agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Bank Statements, State Correspondence, Company provided data File and Bloomberg screenshots.

Due diligence agreed-upon procedures

On March 31, 2022, representatives of the Company provided us with two computer readable data files, the escrow deposits data file and the escrow portfolio data file (collectively, the “Preliminary Data Files”) containing certain characteristics of the escrow deposits and escrow portfolio (the “Assets”) expected to be included in the Securitization Transaction. The Company provided us with periodic updates received up to and including July 6, 2022, (collectively, the “Initial Data Files”). We performed the procedures indicated below on the Company’s escrow deposits and escrow portfolio.

At Guggenheim Securities, LLC’s instruction, on behalf of the Company, Grant Thornton randomly selected twenty-eight (28) Assets from the SRCC 2022-1 Data Tape - Escrow Deposits (06.14.22).xlsx file (fourteen (14) from the amount of deposit column and fourteen (14) from the amount of release column) and fourteen (14) Assets from the SRCC 2022-1 Data Tape - Escrow Portfolio (06.14.22).xlsx file. The selections were made using the allocation logic of 2 selections per state for each of the seven (7) states listed. For each of the Assets selected, we performed comparisons and/or recomputations for certain Asset characteristics (as identified in the Exhibit 1, attached hereto) using certain available "Source Documents".

Exhibit 1

Characteristics:

	Characteristic	Source Document	Tape
1	State of Deposit	Bank Statements / State Correspondence	SRCC 2022-1 Data Tape - Escrow Deposits (06.14.22).xlsx (column B)
2	State of Release	Bank Statements / State Correspondence	SRCC 2022-1 Data Tape - Escrow Deposits (06.14.22).xlsx (column G)
3	State of Portfolio	Bank Statements / State Correspondence	SRCC 2022-1 Data Tape - Escrow Portfolio (06.14.22).xlsx (column D)
4	Date of Escrow Account Transaction	Bank Statements / State Correspondence	SRCC 2022-1 Data Tape - Escrow Deposits (06.14.22).xlsx (column C)
5	Amount of Deposit	Bank Statements / State Correspondence	SRCC 2022-1 Data Tape - Escrow Deposits (06.14.22).xlsx (column D)
6	Amount of Withdrawal	Bank Statements / State Correspondence	SRCC 2022-1 Data Tape - Escrow Deposits (06.14.22).xlsx (column E)
7	Date Available for Release	Bank Statements / State Correspondence / Company provided data file	SRCC 2022-1 Data Tape - Escrow Deposits (06.14.22).xlsx (column H)
8	Amount of Release	Bank Statements / State Correspondence	SRCC 2022-1 Data Tape - Escrow Deposits (06.14.22).xlsx (column I)
9	CUSIP	Bank Statements	SRCC 2022-1 Data Tape - Escrow Portfolio (06.14.22).xlsx (column B)
10	Security Type	Bank Statements	SRCC 2022-1 Data Tape - Escrow Portfolio (06.14.22).xlsx (column C)
11	Quantity	Bank Statements	SRCC 2022-1 Data Tape - Escrow Portfolio (06.14.22).xlsx (column E)
12	Market Value	Bank Statements	SRCC 2022-1 Data Tape - Escrow Portfolio (06.14.22).xlsx (column F)
13	Cost	Bank Statements	SRCC 2022-1 Data Tape - Escrow Portfolio (06.14.22).xlsx (column G)
14	Coupon	Bank Statements	SRCC 2022-1 Data Tape - Escrow Portfolio (06.14.22).xlsx (column H)
15	Weighted Average Life	Bank Statements / Bloomberg Screen Shots	SRCC 2022-1 Data Tape - Escrow Portfolio (06.14.22).xlsx (column I)
16	Issue Date / Dated Date	Bank Statements / Bloomberg Screen Shots	SRCC 2022-1 Data Tape - Escrow Portfolio (06.14.22).xlsx (column J)
17	Final Maturity Date	Bank Statements	SRCC 2022-1 Data Tape - Escrow Portfolio (06.14.22).xlsx (column K)

For Characteristics 1 through 17, we compared and agreed the information to the Source Documents. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents are a comprehensive and valid instrument and reflect the current prevailing terms with respect to the corresponding Sample Assets.

We noted no discrepancies between the Initial Data Files and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;
•	Addressing the value of collateral securing any such assets being securitized;
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;
•	Satisfying any criteria for due diligence published by a Nationally Recognized Statistical Rating Organization (“NRSRO”);
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions; including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-backed securities;

•	Forming any conclusions; or
•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company, the Issuer, and Guggenheim Securities, LLC. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

Newport Beach, California

September 23, 2022